June 29, 2018

BNY MELLON FUNDS TRUST

–BNY Mellon Municipal Opportunities Fund

Supplement to Prospectus

dated December 29, 2017

The following information supersedes and replaces any contrary information contained in the sections of the Fund's Prospectus entitled "Fund Summary – BNY Mellon Municipal Opportunities Fund" and "Shareholder Guide – Buying, Selling and Exchanging Shares – BNY Mellon Municipal Opportunities Fund is Closed to Most New and Existing Investors":

Effective at the start of business on July 9, 2018, the fund will reopen to new and existing investors. The fund reserves the right to close again to new and/or existing investors at any time.